IN WITNESS WHEREOF, Pruco Life Insurance Company of New Jersey, T. Rowe
Price Investment Services, Inc. and the undersigned funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 14th day of February, 1997.


COMPANY:                                PRUCO LIFE INSURANCE COMPANY OF
                                        NEW JERSEY

                                        By its authorized officer

                                        By: /s/ Joel Kesner
                                            ------------------------------------
                                        Title:  Vice President
                                        Date:


FUNDS:                                  T. ROWE PRICE EQUITY SERIES, INC.

                                        By its authorized officer

                                        By: /s/
                                            ------------------------------------
                                        Title:  Vice President
                                        Date:  September 21, 1999

                                        T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                        By its authorized officer

                                        By: /s/
                                            ------------------------------------
                                        Title:  Vice President
                                        Date:  September 21, 1999


UNDERWRITER:                            T. ROWE PRICE INVESTMENT SERVICES, INC.

                                        By its authorized officer

                                        By: /s/
                                            ------------------------------------
                                        Title:  Vice President
                                        Date:  September 21, 1999

                                   SCHEDULE A

Effective as of September 21, 1999, this Schedule A is hereby amended as follows:

      NAME OF SEPARATE ACCOUNT
      AND DATE ESTABLISHED BY                CONTRACTS FUNDED BY
      BOARD OF DIRECTORS                     SEPARATE ACCOUNT                        DESIGNATED PORTFOLIOS
      ------------------                     ----------------                        ---------------------

      Pruco Life of New Jersey               Discovery Select Annuity                T. Rowe Price International Series, Inc.
      Flexible Premium Variable              Contract                                - T. Rowe Price International Stock
      Annuity Account                                                                  Portfolio
      Established May 20, 1996
                                                                                     T. Rowe Price Equity Series, Inc.
                                                                                     - T. Rowe Price Equity Income Portfolio

      Pruco Life of New Jersey               Discovery Choice Annuity                T. Rowe Price International Series, Inc.
      Flexible Premium Variable              Contract                                - T. Rowe Price International Stock
      Annuity Account                                                                  Portfolio
      Established May 20, 1996
                                                                                     T. Rowe Price Equity Series, Inc.
                                                                                     - T. Rowe Price Equity Income Portfolio

      Pruco Life of New Jersey               Pruselect III Variable                  T. Rowe Price International Series, Inc.
      Variable Appreciable Account           Universal Life Policy                   - T. Rowe Price International Stock
      Established May 20, 1996                                                         Portfolio